FREMONT MUTUAL FUNDS, INC.

                         Supplement dated March 8, 2000
                                     to the
                       Prospectus dated February 10, 2000

FOR SHAREHOLDERS OF THE FREMONT U.S. MICRO-CAP FUND ONLY:

The Fremont U.S. Micro-Cap Fund (the "Fund") will close to new investors on March 10, 2000. Shareholder who own shares of the Fund as of March 10, 2000, may continue to purchase additional shares in their existing accounts. Financial advisors and institutions that have existing client assets in the Fund may add to their client accounts as well as open new accounts for other clients. Fremont Investment Advisors, Inc., as the advisor of the Fund, may reopen and close the Fund to certain types of new investors in the future.

After March 10th, shareholders that own other Fremont Mutual Funds, may not exchange these shares into the Fremont U.S. Micro-Cap Fund unless they have an existing Fremont U.S. Micro-Cap Fund account.